PIMCO DYNAMIC CREDIT AND MORTGAGE INCOME FUND

(the “Fund”)

Supplement dated March 30, 2020 to the Fund’s Prospectus and Statement of Additional Information dated December 4, 2019 and the Fund’s Prospectus Supplement dated December 5, 2019, each as supplemented from time to time

(respectively, the “Prospectus,” the “SAI” and the “Prospectus Supplement”)

Effective April 1, 2020, the Fund is jointly and primarily managed by Dan Ivascyn, Mark R. Kiesel and Alfred T. Murata. Accordingly, effective April 1, 2020, the first paragraph in the “Prospectus Supplement Summary—Investment Manager” section in the Fund’s Prospectus Supplement is deleted and replaced with the following:

Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”) serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees of the Fund (the “Board”), PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. Dan Ivascyn, Mark R. Kiesel and Alfred T. Murata are jointly and primarily responsible for the day-to-day management of the Fund. The Investment Manager receives an annual fee from the Fund, payable monthly, in an amount equal to 1.15% of the Fund’s average daily total managed assets. Total managed assets includes the total assets of the Fund (including any assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings). For purposes of calculating total managed assets, the Fund’s derivative investments will be valued based on their market value.

In addition, effective April 1, 2020, the first paragraph of the “Prospectus Summary—Investment Manager” section of the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees of the Fund (the “Board”). PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. Dan Ivascyn, Mark R. Kiesel and Alfred T. Murata are jointly and primarily responsible for the day-to-day management of the Fund.

In addition, effective April 1, 2020, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Fund—Investment Manager” section of the Prospectus is deleted and replaced with the following:

Portfolio Manager	Since	Title	Recent Professional Experience
Daniel J. Ivascyn	2014	Group Chief Investment Officer

Mr. Ivascyn joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset-backed securities group as well as with T. Rowe Price and Fidelity Investments. Mr. Ivascyn has twenty years of investment experience and holds a degree in economics from Occidental College and an MBA in analytic finance from the University of Chicago Graduate School of Business.

Mark R. Kiesel	2013 (Inception)	Chief Investment Officer Global Credit

Mr. Kiesel is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Alfred T. Murata	2013 (Inception)	Portfolio Manager, Mortgage Credit

Prior to joining PIMCO in 2001, Mr. Murata researched and implemented exotic equity and interest-rate derivatives at Nikko Financial Technologies. He has 13 years of investment experience and holds a Ph.D. in engineering economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

In addition, effective April 1, 2020, disclosure concerning the Fund’s portfolio managers in the “Investment Manager—Portfolio Managers” section of the SAI is deleted and replaced with the following:

Other Accounts Managed. Daniel J. Ivascyn, Mark R. Kiesel and Alfred T. Murata, the portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of June 30, 2019 (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager (exclusive of the Fund); and (ii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. The information includes amounts managed by a team, committee, or other group that includes the portfolio managers.

Portfolio Manager	Total Number of Other Accounts	Total Assets of All Other Accounts (in $ Millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $ Millions)
Daniel J. Ivascyn
Registered Investment Companies	19	$159,625.56	0	$0.00
Other Pooled Investment Vehicles	9	$85,860.77	3	$7,466.41
Other Accounts	16	$11,452.54	3	$2,357.56

Mark R. Kiesel
Registered Investment Companies	22	$138,713.51	0	$0.00
Other Pooled Investment Vehicles	57	$76,166.22	13	$22,715.32
Other Accounts	110	$70,393.50	10	$7,595.90
Alfred T. Murata
Registered Investment Companies	19	$158,059.34	0	$0.00
Other Pooled Investment Vehicles	11	$32,221.03	0	$0.00
Other Accounts	8	$1,994.67	1	$715.77

In addition, effective April 1, 2020, disclosure concerning the Fund’s portfolio managers in the “Investment Managers—Securities Ownership” section of the SAI is deleted and replaced with the following:

Securities Ownership

To the best of the Fund’s knowledge, the table below shows the dollar range of shares of the Fund beneficially owned as of June 30, 2019 by each portfolio manager of the Fund.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mark. R. Kiesel	Over $10,000,000
Daniel J. Ivascyn	Over $10,000,000
Alfred T. Murata	$50,001-$100,000

Investors Should Retain This Supplement for Future Reference

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